EXHIBIT B-10(h)(13)


                       PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement") is made this
13th day of June, 2000, by and between GOLD KIST INC., a Georgia corporation (referred to as the "Pledgor") and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK NEDERLAND",  NEW YORK BRANCH as collateral agent
(the "Collateral Agent") for the Secured Parties, as hereinafter defined (such parties, along with their successors and assigns, collectively referred to as the "Secured Parties").


                            RECITALS


     WHEREAS, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as Agent, and the Pledgor have entered into a Credit Agreement dated as of August 4, 1998, (said agreement, as it may hereafter be amended, restated or otherwise modified from time to time, the "Credit Agreement") pursuant to which Pledgor executed and delivered its Notes (together with any notes issued in exchange or substitution therefor, the "Credit Notes"); and

     WHEREAS, Pledgor has entered into that certain Master Loan Agreement, dated as of August 1, 1996, with CoBank, ACB, as amended December 23, 1997, that certain multiple Advance Term Loan Supplement dated September 1, 1997 with CoBank, and that certain Uncommitted Revolving Credit Supplement dated December 23, 1997 with CoBank, (such agreements as they may hereafter be amended, restated or otherwise modified from time to time, the "CoBank Agreements") pursuant to which Pledgor has issued its Notes (together with any notes issued in exchange or substitution therefor, the "CoBank Notes"); and

     WHEREAS, Pledgor has entered into that certain Note Purchase and Private Shelf Agreement dated February 11, 1997, with The Prudential Insurance Company of America, and those certain Note Agreements dated November 4, 1988 and June 3, 1991 with Prudential (such agreements as they may hereafter be amended, restated or otherwise modified from time to time, the "Prudential Agreements"), pursuant to which the Company has issued its Notes to Prudential (together with any notes issued in exchange or substitution therefor, the "Prudential Notes"); and

     WHEREAS, Pledgor has entered into that certain Note Agreement dated November 4, 1988 with Pruco Life Insurance Company (such agreement as it may hereafter be amended, restated or otherwise modified from time to time, the "Pruco Agreement"), pursuant to which the Company has issued its Notes to Pruco (together with any notes issued in exchange or substitution therefor, the "Pruco Notes"); and

     WHEREAS, to secure the repayment of the Obligations (as hereinafter defined), Pledgor has agreed to grant to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, a first priority lien on and security interest in the Pledged Collateral (as hereinafter defined);


     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which, the Pledgor hereby acknowledges, the Pledgor agrees as follows:

     SECTION 1. The Pledge. The Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Collateral Agent, and grants to the Collateral Agent for the benefit of Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch; each bank and other lending institution that is or may from time to time become a "Lender" as that term is defined in the Credit Agreement; CoBank, ACB; The Prudential Insurance Company of America; Pruco Life Insurance Company; Wachovia Bank, N.A.; SunTrust Bank, Atlanta; Harris Trust and Savings Bank; Rabo Capital Services, Inc.; SunTrust Equitable Securities Corporation; and the successors and assigns of each of the foregoing (hereinafter, the "Secured Parties"), a security interest in, all of the Pledgor's right, title and interest in, to and under the following (collectively, the "Pledged Collateral"): (a) the common stock, shares, equity interest and other securities (collectively, "Securities") of each Person (each an "Issuer") described in Schedule 1 attached hereto; (b) any additional Securities of any of such Issuers as may from time to time be issued to the Pledgor or otherwise acquired by the Pledgor; (c) any additional Securities of any Issuer as may hereafter at any time be delivered to the Collateral Agent by or on behalf of the Pledgor; (d) any cash or additional Securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the property referred to in any of the immediately preceding clauses (a) through (c); and (e) any and all products and proceeds of any of the foregoing, together with and all other rights, titles, interests, powers, privileges and preferences pertaining to said property.

     SECTION 2. Obligations Secured. This Agreement is made, and the security interest created hereby is granted to the Collateral Agent, to secure the prompt performance and payment in full of the following (collectively, the "Secured Obligations"): (a) all of Pledgor's obligations under the Credit Agreement, the Credit Notes, the CoBank Agreement, the CoBank Notes, the Prudential Agreement, the Prudential Notes, the Pruco Agreement, and the Pruco Notes; (b) all other obligations of the Pledgor under this Agreement, including without limitation all compensation and indemnification amounts and fees payable pursuant to this Agreement; (c) any reasonable costs or expenses incurred by the Collateral Agent or Collateral Agent's counsel in connection with the realization of the security for which this Agreement provides, including, without limitation, any reasonable costs or expenses of any proceedings to which this Agreement may give rise and (d) all other indebtedness, liabilities, obligations, covenants and duties of the Pledgor owing to the Secured Parties of every kind, nature and description, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note.

     SECTION 3. Representations and Warranties. The Pledgor hereby represents and warrants to the Collateral Agent as follows:

     (a) Validly Issued, etc. All of the Securities of each Issuer have been validly issued and are fully paid and nonassessable.

     (b) Title and Liens. The Pledgor is, and will at all times continue to be, the legal and beneficial owner of the Pledged Collateral and none of the Pledged Collateral is subject to any Lien.

     (c) Authority, etc. The Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons.

     (d) No Approval. No consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby.

     SECTION 4.  Covenants.  The Pledgor hereby
unconditionally covenants and agrees that the Pledgor will not create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Pledged Collateral (or any interest therein), and will not, without the prior written consent of the Collateral Agent, sell, lease, assign, transfer or otherwise dispose of all or any portion of the Pledged Collateral (or any interest therein).

     SECTION 5. Additional Shares. The Pledgor agrees that, until this Agreement has terminated in accordance with its terms, any additional Securities of an Issuer at any time issued to the Pledgor or otherwise acquired by the Pledgor shall be promptly delivered or otherwise transferred to the Collateral Agent as additional Pledged Collateral and shall be subject to the Lien of, and the terms and conditions of, this Agreement.

     SECTION 6. Registration in Nominee Name, Denominations. The Collateral Agent shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as Collateral Agent, the name of its nominee (as Collateral Agent or as sub-agent) or the name of the Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent. The Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of the Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger numbers of shares for any purpose consistent with this Agreement.

     SECTION 7. Voting Rights; Dividends, etc.    So long as
no Event of Default shall have occurred and be continuing:

     (a) the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any agreement giving rise to or otherwise relating to any of the Secured Obligations; provided, however, that the Pledgor shall not exercise, or refrain from exercising, any such right or power if any such action would have a materially adverse effect on the value of such Pledged Collateral in the judgment of the Collateral Agent;

     (b) the Pledgor shall be entitled to retain and use any and all cash dividends paid on the Pledged Collateral, but any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Pledged Securities, whether resulting from a subdivision, combination or reclassification of outstanding Securities of an Issuer which are pledged hereunder or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of an Issuer, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to the Collateral Agent to be held as collateral subject to the terms and conditions of this Agreement.

     (c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to subsection (a ) above and/or to receive the dividends which Pledgor is authorized to receive and retain pursuant to subsection (b) above shall cease, and all such rights thereupon shall become immediately vested in the Collateral Agent, which shall have, to the extent permitted by law, the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which the Pledgor shall otherwise be entitled to exercise pursuant to subsection (a) above and/or to receive and retain the dividends which the Pledgor shall otherwise be authorized to retain pursuant to subsection (b) above. Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this subsection (b) shall be retained by the Collateral Agent as additional collateral hereunder and shall be applied in accordance with the provisions of Section 10. If the Pledgor shall receive any dividends or other property which it is not entitled to receive under this Section, the Pledgor shall hold the same in trust for the Collateral Agent, without commingling the same with other funds or property of or held by the Pledgor, and shall promptly deliver the same to the Collateral Agent upon receipt by the Pledgor in the identical form received, together with any necessary endorsements.

     SECTION 8. Event of Default Defined. For purposes of this Agreement, "Event of Default" shall mean:

          (a) Pledgor shall fail to observe or perform any covenant or agreement contained in Sections 4, 5, or 7(c) hereof;

          (b) Pledgor shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by the immediately preceding clause (a)) for a period of thirty days after written notice thereof has been given to Pledgor by Collateral Agent; and

          (c) an Event of Default under and as defined in the Credit Agreement shall occur and be continuing.

     SECTION 9. Remedies upon Default. (a) If an Event of Default shall have occurred, the Collateral Agent may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Code") and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Collateral Agent in its discretion shall deem appropriate. The Collateral Agent shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each purchaser at any sale of Pledged Collateral shall take and hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the fullest extent permitted by Applicable Law) all rights of redemption, stay and/or appraisal which the Pledgor now has or may at any time in the future have under any Applicable Law now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by Applicable Law, at least ten days' prior written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange on which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine in its sole and absolute discretion. The Collateral Agent shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability to the Pledgor in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, the Collateral Agent, to the extent permitted by Applicable Law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by Applicable Law), any part of or all the Pledged Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent from the Pledgor as a credit against the purchase price, and the Collateral Agent may, upon compliance with the terms of sale and to the extent permitted by Applicable Law, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default may have been remedied or the Secured Obligations may have been paid in full as herein provided. The Pledgor hereby waives any right to require any marshaling of assets and any similar right.

     (b) In addition to exercising the power of sale herein conferred upon it, the Collateral Agent shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

     (c) The rights and remedies of the Collateral Agent under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

     SECTION 10. Application of Proceeds of Sale and Cash.
The proceeds of any sale of the whole or any part of the Pledged Collateral, together with any other moneys held by the Collateral Agent under the provisions of this Agreement, shall be applied by the Collateral Agent in the following order:

     First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees incurred if the Collateral Agent endeavored to collect the Secured Obligations by or through an attorney at law;

     Second: to the payment of the principal and interest due upon any of the Secured Obligations, in any order which the Collateral Agent may elect; and

     Third: the balance (if any) of such proceeds shall be paid to the Pledgor or to whomsoever may be legally entitled thereto.

The Pledgor shall remain liable and will pay, on demand, any deficiency remaining in respect of the Secured Obligations.

     SECTION 11. Collateral Agent Appointed Attorney-in-Fact. The Pledgor hereby constitutes and appoints the Collateral Agent as the attorney-in-fact of the Pledgor with full power of substitution either in the Collateral Agent's name or in the name of the Pledgor to do any of the following: (a) to perform any obligation of the Pledgor hereunder in the Pledgor's name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the Collateral Agent's security interest in the Pledged Collateral or any of the documents, instruments, certificates and agreements described in Section 13(b); (d) to verify facts concerning the Pledged Collateral in its own name or a fictitious name; (e) to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same; (f) to exercise all rights, powers and remedies which the Pledgor would have, but for this Agreement, under the Pledged Collateral; and (g) to carry out the provisions of this Agreement and to take any action and execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of the Pledgor or otherwise, deemed by the Collateral Agent as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Collateral Agent or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Collateral Agent. The power or attorney granted herein is irrevocable and coupled with an interest.

     SECTION 12. Reimbursement of Collateral Agent. The Pledgor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees disbursements and other charges of its counsel and of any experts or agents, and its fully allocated internal costs, that the Collateral Agent may incur in connection with
(i) the administration of this Agreement, (ii) the custody or preservation of, or any sale of, collection from, or other realization upon, any of the Pledged Securities, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof. Any such amounts payable as provided hereunder shall be additional obligations secured hereby and by the other Security Documents.

     SECTION 13. Further Assurances. The Pledgor shall, at its sole cost and expense, take all action that may be necessary or desirable in the Collateral Agent's sole discretion, so as at all times to maintain the validity, perfection, enforceability and priority of the Collateral Agent's security interest in the Pledged Collateral, or to enable the Collateral Agent to exercise or enforce its rights hereunder, including without limitation (a) delivering to the Collateral Agent, endorsed or accompanied by such instruments of assignment as the Collateral Agent may specify, any and all chattel paper, instruments, letters of credit and all other advices of guaranty and documents evidencing or forming a part of the Pledged Collateral and (b) executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to the Collateral Agent, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. The Pledgor agrees to take, and authorizes the Collateral Agent to take on the Pledgor's behalf, any or all of the following actions with respect to any Pledged Collateral as the Collateral Agent shall deem necessary to perfect the security interest and pledge created hereby or to enable the Collateral Agent to enforce its rights and remedies hereunder: (i) to register in the name of the Collateral Agent any Pledged Collateral in certificated or uncertificated form;
(ii) to endorse in the name of the Collateral Agent any Pledged Collateral issued in certificated form; and (iii) by book entry or otherwise, identify as belonging to the Collateral Agent a quantity of securities that constitutes all or part of the Pledged Collateral registered in the name of the Collateral Agent. Notwithstanding the foregoing the Pledgor agrees that Pledged Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of the Collateral Agent. The Pledgor hereby authorizes the Collateral Agent to execute and file in all necessary and appropriate jurisdictions (as determined by the Collateral Agent) one or more financing or continuation statements (or any other document or instrument referred to in the immediately preceding clause (b)) in the name of the Pledgor and to sign the Pledgor's name thereto. The Pledgor authorizes the Collateral Agent to file any such financing statement, document or instrument without the signature of the Pledgor to the extent permitted by applicable law. To the extent permitted by Applicable Law, a carbon, photographic, xerographic or other reproduction of this Agreement or any financing statement is sufficient as a financing statement. Any property comprising part of the Pledged Collateral required to be delivered to the Collateral Agent pursuant to this Pledge Agreement shall be accompanied by proper instruments of assignment duly executed by the Pledgor and by such other instruments or documents as the Collateral Agent may reasonably request.

     SECTION 14. Securities Act. In view of the position of the Pledgor in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar Applicable Law hereafter enacted analogous in purpose or effect (such Act and any such similar Applicable Law as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar Applicable Law analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that in light of the foregoing restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, may, in accordance with Applicable Law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral in accordance with the terms hereof at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

     SECTION 15. Indemnification. The Pledgor agrees to indemnify and hold the Collateral Agent and any corporation controlling, controlled by, or under common control with, the Collateral Agent and any officer, attorney, director, shareholder, agent or employee of the Collateral Agent or any such corporation (each an "Indemnified Person"), harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related to or connected with this Agreement, including without limitation, the exercise by the Collateral Agent of any of its rights and remedies under this Agreement or any other action taken by the Collateral Agent pursuant to the terms of this Agreement; provided, however, the Pledgor shall not be liable to an Indemnified Person for any Losses to the extent that such Losses result from the gross negligence or willful misconduct of such Indemnified Person. The Pledgor's obligations under this section shall survive the termination of this Agreement and the payment in full of the Secured Obligations.

     SECTION 16. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms. The Pledgor and the Collateral Agent hereby agree that the security interest created by this Agreement in the Pledged Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to the Pledgor or any person designated by it of all or any portion of the Pledged Collateral.

     SECTION 17. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of
(a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

     SECTION 18. No Waiver. Neither the failure on the part of the Collateral Agent to exercise, nor the delay on its part in exercising any right, power or remedy hereunder, nor any course of dealing between the Collateral Agent and the Pledgor shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

     SECTION 19.  Notices.  Notices, requests and other
communications required or permitted hereunder shall be given in accordance with the applicable terms of the Credit
Agreement.

     SECTION 20. GOVERNING LAW.  THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

     SECTION 21. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 22. Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Collateral Agent as collateral under this Agreement.

     SECTION 23. Termination. Upon indefeasible payment in full of all of the Secured Obligations, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms the Collateral Agent agrees to take such actions as the Pledgor may reasonably request, and at the sole cost and expense of the Pledgor, (a) to return the Pledged Collateral to the Pledgor, and (b) to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code.

     SECTION 24. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     SECTION 25. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

     SECTION 26. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

     SECTION 27. Definitions. Terms not otherwise defined herein are used herein with the respective meanings given to them in the Credit Agreement.

     SECTION 28. Purchase Agreement. Notwithstanding any other provision of this Pledge Agreement to the contrary, the Collateral Agent acknowledges that the Pledged Securities and the Pledgor's rights therein are subject to the terms of that certain Purchase Agreement among Southern States Cooperative, Incorporated, Southern States Capital Trust I, and the Pledgor dated as of October 5, 1999 (the "Purchase Agreement"), which Purchase Agreement limits the rights of the Pledgor and any other holder of the Pledged Securities to dispose of the Pledged Securities. The Pledgor agrees not to amend or modify any provision of the Purchase Agreement without the prior written consent of the Collateral Agent.


     IN WITNESS WHEREOF, the Pledgor has executed and delivered this Pledge Agreement under seal as of this the date first written above.


                         GOLD KIST INC.


                         By: /s/ Stephen O. West
                         Title: Chief Financial Officer
                         and Treasurer


Agreed to, accepted and acknowledged
as of the date first written above.

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK
NEDERLAND" NEW YORK BRANCH,
as Collateral Agent

By:/s/ Richard J. Beard
Title: Vice President

By: /s/ Edward Peyser
Title: Executive Director


[12792]

                 Schedule 1 to Pledge Agreement

                         Pledged Shares


          Issuer             No. of       Certificate Nos.
                           Securities

     Southern States     40,000, Series           PB-1
     Cooperative,        B Cumulative
     Incorporated        Redeemable
                         Preferred


     Southern States     60,000, Step-Up          P-1
     Capital             Rate Capital Securities,
     Trust I             Series A